Exhibit 10.26

                      AMENDMENT TO THE AMENDED AND RESTATED

                          INTEGRATION PROGRAM AGREEMENT

         This Amendment to the Amended and Restated Integration Program Agreement for Vmail and Instant Messenger Engine (the "Amendment") is entered into this 29th day of October 2003, by Smart Online, Inc. (the "Smart Online") and Smart IL, Ltd. ("Smart IL").

                              W I T N E S S E T H:

         WHEREAS, the Company and Smart IL have entered into an Amended and Restated Integration Program Agreement for Vmail and Instant Messenger Engine dated April 2003 (the "Agreement"); and

         WHEREAS, the Company and Smart IL desire to amend the terms of the Agreement.

         NOW THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties to this agreement, the parties hereby further agree as follows:

1.       SECTION 3 PRICE, PAYMENT AND RELATED MATTERS.

         Sub-section (b) shall be amended as follows:

         The paragraph following sub-section (b) (ii) shall be deleted in its entirety:

         "Once Participant has earned and been paid $1,710,000 (one million seven hundred and ten thousand US Dollars) in revenue as described within Sections 3(b) (i) or (ii) ("Participant's Revenue Share"), no further revenue sharing shall take place between the Parties."

2. MISCELLANEOUS.

         (a) This Amendment shall be binding upon, and inure to the benefit of, the parties hereto, and their respective representatives, successors and assigns.

         (b) This Amendment contains the entirety of the changes made to the Agreement entered into by the parties dated April, 2003, and shall not be modified or amended except by an instrument in writing signed by all of the parties. No other modifications, amendments, or waivers exist that are not specifically contained herein, and the other terms of the Agreement, unless specifically amended by this Amendment, remain unchanged.


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         (c) This Amendment is governed by the laws and jurisdiction of the
State of North Carolina.

         (d) This Amendment may be executed in one or more counterparts.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

         SMART ONLINE, INC.


         By:    /s/ Dennis Michael Nouri
               -------------------------
         Name: Dennis Michael Nouri
         Title:

         SMART IL, LTD.:

         By:  /s/ Tamir Z. Sagie
             --------------------------
         Name:  Tamir Z. Sagie
         Title:  CEO